ii	Investment Commentary

Legg Mason Growth Trust, Inc.

Growth Trust’s total returns for the first quarter 2008 are shown below with the total returns of several comparable indices. In addition, we have provided one-, three-, five-, ten-year and since-inception average annual total returns.

	Three Months	One Year
Growth Trust:
Primary Class	–12.84%	– 0.51%
Class R	–12.74%	– 0.08%
Financial Intermediary Class	–12.67%	+0.22%
Institutional Class	–12.61%	+0.54%
S&P 500 Stock Composite IndexB	– 9.44%	– 5.08%
Dow Jones Industrial AverageC	– 6.92%	+1.57%
Lipper Large-Cap Growth Funds IndexD	–11.22%	+1.04%
Lipper Large-Cap Value Funds IndexE	– 9.54%	– 8.00%
NASDAQ Composite IndexF	–13.88%	– 5.12%

Average Annual Total Returns Through March 31, 2008
	Three Years	Five Years	Ten Years	Since InceptionA
Growth Trust:
Primary Class	+5.11%	+11.76%	+5.44%	+9.83%
Class R	N/A	N/A	N/A	–0.44%
Financial Intermediary Class	+5.88%	N/A	N/A	+3.49%
Institutional Class	+6.22%	N/A	N/A	+3.55%
S&P 500 Stock Composite IndexB	+5.85%	+11.32%	+3.50%	+9.45%
Dow Jones Industrial AverageC	+7.75%	+11.46%	+5.51%	+10.67%
Lipper Large-Cap Growth Funds IndexD	+6.41%	+9.76%	+1.02%	+6.98%
Lipper Large-Cap Value Funds IndexE	+5.51%	+11.92%	+3.92%	+9.02%
NASDAQ Composite IndexF	+5.27%	+11.92%	+2.70%	+7.99	%G

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class, please visit www.leggmason.com/individualinvestors. For Class R, Financial Intermediary and Institutional Classes please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	iii

The gross expense ratios for the Primary Class, Class R, Financial Intermediary Class and Institutional Class were 1.84%, 1.40%, 1.09%, and 0.77%, respectively. Gross expenses are the Fund’s total annual operating expenses for each share class for the fiscal year ended December 31, 2007 as reported in the Fund’s prospectus dated May 1, 2008 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The net expense ratios for the Primary Class, Class R, Financial Intermediary Class and Institutional Class were 1.84%, 1.40%, 1.09%, and 0.77%, respectively. Net expenses are the Fund’s total annual operating expenses for each share class for the fiscal year ended December 31, 2007, as indicated in the Fund’s Prospectus dated May 1, 2008 and reflect voluntarily fee waivers and/or reimbursements, which may be reduced or terminated at anytime.

The Fund’s Board of Directors has currently limited payments of 12b-1 fees under the Fund’s Class R and Financial Intermediary Class Distribution Plans to 0.50% and 0.25%, respectively. Pursuant to each Distribution Plan, the Board of Directors may authorize payments of up to 0.75% and 0.40% of the Fund’s Class R and Financial Intermediary Class shares’ average net assets, respectively, without shareholder approval.

For the first quarter of 2008, the Legg Mason Growth Trust’s Primary share class declined 12.84% compared to the S&P 500 Index, which lost 9.44% and the Lipper Large-Cap Growth Funds Index, which was down 11.22%.

This was the second quarter in a row our Fund has lagged the benchmarks. The financial panic that began in the summer of 2007 accelerated to the downside in the fall of last year and now has spilled over into the first quarter of 2008. All the major indices are in the red for the first quarter of 2008. Although the financial sector of the stock market continues to get most of the media attention, all of the major sectors of the market posted negative returns in the first quarter. The technology sector was particularly hard hit as evidenced by the 14% drop in the NASDAQ Composite.

Investors are rightly concerned the aftermath of the financial panic and credit crisis of 2007 will now have a major economic impact on the broader economy. While the banking industry is in a long-term recovery phase, writing off bad debts and repairing balance sheets, and at the same time greatly restricting further lending, one may ask where is the fuel for economic growth. After all, financial institutions serve as the engine for future growth. If our economic engines are sputtering, then the market is correct to eye suspiciously the future earnings of corporate America. I think the argument today has much less to do with the financial panic and much more to do with the economic consequences of the panic. I will have more to say about this later in this commentary.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv	Investment Commentary

Last year, Amazon.com Inc. and Nokia Oyj — ADR were the two biggest contributors to our positive performance. Here in the first quarter of 2008, these same companies were the two biggest contributors to our negative performance. Nonetheless, today we feel the same way about Nokia and Amazon.com as we did last year. Both companies are outstanding businesses that generate double-digit growth in revenues, earnings and cash flows. Both companies earn well above the cost of capital. Both companies have very strong competitive positions and as such are in a position to generate substantial shareholder value for many years to come. Lastly, and most importantly, both companies continue to sell well below what we believe the businesses are worth. In short, we have the perfect recipe for growth investors.

We have long counseled shareholders to ignore our short-term bumpy performance results. Because the Fund has a concentrated low-turnover portfolio, high standard deviation and tracking error are to be expected. We have also reminded shareholders that the stock prices of companies change much more frequently than the economic value of the companies the Fund owns. Whether you like it or not, investors need to recognize the inherent volatility of the stock market as well as their investment in Growth Trust.

However, there is great opportunity in market volatility for investors who are capable of overcoming the natural instinct to run away from the volatility and instead embrace price change as a way to potentially increase your performance results. When stock prices go up and the gap between price and value narrows, your future investment return is now lower and as a result, you should be willing to sell some shares of the company you own. Likewise, when stock prices go down and the gap between price and value widens, your potential future investment return is now higher, hence you should be willing to buy more shares of the company you own. Mathematically it all makes perfect sense. Psychologically it is one of the most difficult challenges investors face and as a result it is the big reason why most investors don’t earn above-average results.

Rob Arnott, editor of the Chartered Financial Analysts Journal, reminded us of the inherent opportunities in volatility. Arnott penned a thoughtful piece for the Financial Times titled “Volatility is a Faithful Friend of the Long-Term Investor” (Financial Times, March 22-23, 2008, p.4, Life and Arts). In the article Arnott explains investors can explicitly profit from volatility. “We can shift our preferences from one investment to another, contra-trading against the fads, the bubbles, crashes, and shifting expectations of a fickle market.” To make his point, Arnott took a look at periods in history when stock market volatility was over 15% compared to periods when the volatility was below 15%. When stock market volatility spiked above 15% the subsequent performance of U.S. equity returns over the next six months averaged between 14% to 16%. In contrast, when market volatility was below 15%, the return of stocks over the following six months averaged between 4% to 7%.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	v

Heightened volatility in the stock market is often associated with uncertainty and anxiety and as a result stock prices are most likely down, not up. Low volatility in the stock market is often associated with confidence and assurance and as a result stock prices are often up, not down. Whether investors are thinking about the broader stock market, a mutual fund or an individual stock, they would be wise to keep the lessons of volatility in the forefront of their mind.

“Confidence is almost completely gone. No one is willing (to)

buy at what appear like ridiculously low prices because no

one can tell what the future may bring forth.”

Reading this quote one would easily suspect it appeared in the popular press sometime over the last few months. Certainly confidence has gone missing in the market. Prices for many stocks do look “ridiculously” low. Not surprising, the reason why people have sold stocks is because of the inherent complexity of the financial panic. This panic and the ensuing credit crisis have left investors with a great deal of uncertainty as to what the future may bring. As such, time horizons have collapsed. Investors are so concerned about what something is worth here and now they have lost sight of what something could be worth a few years out.

The bread and butter for long-term investors is arbitraging time horizons. We know the stock market is largely short-term oriented. As a result, anyone who can think intelligently about the value of a business a few years out can often take advantage of the market’s short-term view point by buying today at a price that is substantially below the long-term intrinsic value of a business. In short, that is how Warren Buffett made billions in the stock market.

In periods of high volatility, which are often associated with panic and uncertainty, the customarily short-term view of the stock market collapses to: What price can I get for my investment if sold tomorrow as opposed to what value I can realize if I hold the investment a few years from now? Today is one of the few periods where we believe individuals are set up perfectly to generate above-average returns on their long-term investments.

Back to the previous quote, it did not appear recently. In fact the quote appeared in the Commercial and Financial Chronicle (p.1270) on June 1, 1907. Many shareholders might not recall what happened in the stock market a hundred years ago but it had all the earmarks of what is going on today. Robert Bruner and Sean Carr, both scholars from the Darden School of Business at the University of Virginia, have written a very important book titled The Panic of 1907: Lessons Learned from the Market’s Perfect Storm.

The value of Bruner and Carr’s book is not only the detailed historical examination of the 1907 financial panic but the scholarly work they did in examining the financial panics that have occurred over the past one hundred years. It was by examining numerous panics that Bruner and Carr were able to develop an outline of how panics begin, spread, and how they are ultimately resolved. According to Bruner and Carr, there are seven elements to a financial panic:

1.	System-like architecture: The inherent complexity of global capital markets makes it not only difficult to see what is going on in the markets but also serves as a linkage between markets which allows the panic to spread.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

vi	Investment Commentary

2.	Buoyant growth: Not surprising, financial panics are preceded by a period of extraordinary growth whereby excess capital continues to flow into an area of investment.

3.	Inadequate safety buffers: Borrowers and creditors overreach in their use of debt which ultimately lowers the margin of safety on investments.

4.	Adverse leadership: The leadership in the financial system fails in its ability to police the situation.

5.	Real economic shock: There is a significant economic shock to the economy which in turn causes investors to rethink their outlook.

6.	Undue fear, greed, and other behavioral aberrations: As good news shifts to bad news optimism converts to pessimism which creates a negative feedback loop. More bad news begets more pessimism which causes more bad news which

7.	Failure of the Collective Action: The actions or inactions of the people in charge prove inadequate to solving the crisis.

I am sure shareholders can look at the outline above and quickly observe how today’s financial panic mirrors exactly the architecture Bruner and Carr describe in their book. But for our purposes what we need to focus on is the seventh element, namely the “failure of the collective action.” Bruner and Carr are correct. If the collective action fails in its attempt to solve or even address the crisis then the financial crisis will continue to unfold. If however, the collective action becomes engaged and sets its sights on solving the financial crisis then we move past the apex of the crisis and enter the recovery period.

As Bruner and Carr point out, “leadership is the decisive resource in the collective action. Collective action by leaders can arrest the spiral, though the speed and effectiveness with which they act often determines the length and severity of a crisis.” (pp 153, 171). This thinking was echoed by the economist Milton Friedman forty years earlier when he said “the detailed story of every banking crisis in our history shows how much depends on the presence of one or more outstanding individuals willing to assume the responsibility and leadership” (A Monetary History of the United States, 1993, by Milton Friedman and Anna Schwartz, p. 418).

It is my contention the collective action of leaders failed us specifically on October 31, 2007. On that date, the Federal Reserve (“Fed”)H cut the fed funds rate by 25 basis

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	vii

pointsI (“bps”) but then moved to a neutral bias suggesting the risks to the system were balanced. In hindsight we now know that was not the case. The risks to the system were in fact growing in both magnitude and severity.

When I wrote our 2007 Annual Report Commentary on January 24, 2008, I stated the “economic landscape for financial services companies has greatly improved, both from a company-specific level and an industry level.” What had changed from October 31, 2007 to January 24, 2008? Specifically, what had changed was the behavior of the collective action. Where the collective action was largely absent last October, there was no doubt in my mind they were firmly engaged in January. On January 22, the (“Fed”), in a highly unusual inter-meeting move, cut the discount rate by 75 basis points followed by another 50 basis point cut eight days later. The Fed moved from a balanced view on the economy to “risk to growth.” It was clear to all that the Federal Reserve was now in risk management mode.

The interest rate cuts by the Federal Reserve along with the creative Term Auction and Securities Lending FacilitiesJ signaled to me the Fed got it. Add to this the President’s economic stimulus plan along with congressional hearings on the mortgage market and you had further evidence the collective action was now on the job. Perhaps no greater signal was given than the decision on March 16, 2008, to create the Primary Dealer Credit Facility,K which for the very first time allowed investment banks to access the Fed’s discount window to borrow funds. Bill Miller claims the Fed’s decision to allow Investment Banks to access the Discount Window soon after the takeover of Bearn Sterns by JPMorgan likely marked the low in the financial crisis. Although it is still early, the stock market action supports his thesis. As of the date of this letter, the Standard & Poor’s 500 Index since March 17th is up 11%.

We have reinstated our investments in Citigroup Inc. and added more to our American International Group holding. In addition we have initiated a position in Merrill Lynch and Federal Home Loan Mortgage (Freddie Mac). We made these purchases for two reasons. First, as I stated previously, I firmly believe we are past the apex of the financial crisis and are entering the period of recovery. Second, and most important, I believe we are on the right side of the price-value relationship. Specifically, we believe the value of our financial holdings is substantially higher than current prices.

As we move beyond the financial crisis, the discussion will rightly turn to what type of economic recovery can we expect. A “V-shape” recovery suggests the decline in economic output, although steep, will be short-lived and a robust economic recovery will soon follow. A “U- shape” recovery suggests the recovery to trend line growth will take longer to occur, hence slower economic growth may be the recipe for months if not quarters. The dreaded “L- shape” recovery is not much of a recovery at all as it suggests subpar growth will last for several years, not quarters.

Probabilistically speaking, the data suggest a more “U-like” recovery is in store. We do expect economic growth to resume in the second half of this year although the rate of

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

viii	Investment Commentary

growth may be below trend line for a period of time. Investors in Growth Trust should not fret if this is the outcome. A lower interest rate and lower economic growth landscape is ideal for growth investors as what the Fund’s portfolio owns will likely outperform in a subpar environment.

I do expect and would counsel all shareholders to expect more volatility in the stock market. The pathway from financial crisis to economic recovery is never a straight line. There will be plenty of doomsayers and second guessers. There will be days when prices go down dramatically as well as days when prices rocket ahead. I am, however, confident we are in a period of exceptional value; the kind of value that should allow investors to earn above-average long-term returns on their investments.

As always we appreciate your continued support. If you have any questions, please do not hesitate to contact us.

Robert G. Hagstrom, CFA

April 23, 2008

DJIA 12,763.22

Investment Risks: As a “non-diversified” fund, an investment in the Fund will entail greater price risk than an investment in a diversified fund because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio. International investments are subject to currency fluctuations, social, economic and political risks.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Growth Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Growth Trust, Inc. or Legg Mason Investor Services, LLC as to its accuracy or completeness.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	ix

A

The Fund’s Primary Class inception date is April 17, 1995. The Fund’s Class R inception date is December 28, 2006. The Fund’s Financial Intermediary Class inception date is January 29, 2004. The Fund’s Institutional Class inception date is March 4, 2004. Index returns are for periods beginning April 30, 1995.

B

A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

C	A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.
D	An index comprised of the 30 largest funds in the Lipper universe of 808 large-cap growth funds.
E

Average of the 582 funds comprising the Lipper universe of large-cap value funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super-Composite 1500 Index. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

F

A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

G	This return does not include reinvestment of dividends or capital distributions.
H

The Federal Reserve Board (Fed) — is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates. The Federal Funds Rate is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

I	100 basis points (bps) = 1%
J

A mechanism that central banks use when lending funds to primary dealers. Lending facilities provide financial institutions with access to funds in order to satisfy reserve requirements using the overnight lending market. Lending facilities are also used to increase liquidity over longer periods such as by using term auction facilities.

K

An overnight loan facility that will provide funding to primary dealers in exchange for a specified range of eligible collateral and is intended to foster the functioning of financial markets more generally.

N/A — Not Applicable.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Growth Trust’s quarterly report for the three months ended March 31, 2008.

Total returns for various periods ended March 31, 2008, are:

	Total Return
	3 Months	1 Year
Growth Trust:
Primary Class	–12.84%	–0.51%
Class R	–12.74%	–0.08%
Financial Intermediary Class	–12.67%	+0.22%
Institutional Class	–12.61%	+0.54%
S&P 500 Stock Composite IndexA	–9.44%	–5.08%
Lipper Large-Cap Growth Funds IndexB	–11.22%	+1.04%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class, please visit www.leggmason.com/ individualinvestors.com. For Class R, Financial Intermediary and Institutional Classes please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial advisor.

A

A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

B	An index comprised of the 30 largest funds in the Lipper universe of 808 large-cap growth funds.

2	Quarterly Report to Shareholders

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R.Fetting President

April 23, 2008

Quarterly Report to Shareholders	3

Performance Information

Legg Mason Growth Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to those of the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in each of Class R, Financial Intermediary Class and Institutional Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a Fund’s net asset value per share, plus dividends and any capital gain distributions. Average annual returns tend to smooth out variations in a Fund’s return, so that they differ from actual year-to-year results.

4	Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended March 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–0.51%	–0.51%
Five Years	+74.36%	+11.76%
Ten Years	+69.84%	+5.44%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders	5

Growth of a $1,000,000 Investment — Class R

Periods Ended March 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	– 0.08%	– 0.08%
Life of Class*	– 0.55%	– 0.44%

*	Inception date: December 28, 2006

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning December 31, 2006.

6	Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended March 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	+0.22%	+0.22%
Three Years	+18.71%	+5.88%
Life of Class*	+15.39%	+3.49%

*	Inception date: January 29, 2004

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning January 31, 2004.

Quarterly Report to Shareholders	7

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended March 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	+0.54%	+0.54%
Three Years	+19.83%	+6.22%
Life of Class*	+15.29%	+3.55%

*	Inception date: March 4, 2004

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C	Index returns are for periods beginning February 29, 2004.

8	Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (As of March 31, 2008)D

(As a percentage of the portfolio)

Top Ten Holdings (As of March 31, 2008)

Security	% of Net Assets
Yahoo! Inc.	7.9%
Nokia Oyj — ADR	6.6%
QUALCOMM Inc.	6.2%
eBay Inc.	5.8%
Amazon.com Inc.	5.2%
General Electric Co.	4.8%
American International Group Inc.	4.5%
Cisco Systems Inc.	4.3%
XM Satellite Radio Holdings Inc.	4.3%
The Shaw Group Inc.	3.9%

D	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders	9

Selected Portfolio PerformanceE

Strongest performers for the quarter ended March 31, 2008F
1.	Yahoo! Inc.	+24.4%
2.	Caterpillar Inc.	+8.5%
3.	QUALCOMM Inc.	+4.5%
4.	FedEx Corp.	+4.0%
5.	Vestas Wind Systems A/S	+1.3%

Weakest performers for the quarter ended March 31, 2008F
1.	Google Inc.	–36.3%
2.	Foster Wheeler Ltd.	–27.0%
3.	Thomas & Betts Corp.	–25.8%
4.	American International Group Inc.	–25.5%
5.	Veolia Environment	–23.4%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
Citigroup Inc.	Expedia Inc.
Freddie Mac	Fluor Corp.
Merrill Lynch and Co. Inc.	IntercontinentalExchange Inc.
Visa Inc.

E	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
F	Securities held for the entire quarter.

10	Quarterly Report to Shareholders

Portfolio of Investments

Legg Mason Growth Trust, Inc.

March 31, 2008 (Unaudited)

	Shares/Par	Value
Common Stocks and Equity Interests — 98.9%
Consumer Discretionary — 9.5%
Internet and Catalog Retail — 5.2%
Amazon.com Inc.	781,000	$55,685,300	A

Media — 4.3%
XM Satellite Radio Holdings Inc.	3,900,000	45,318,000	A

Consumer Staples — 4.1%
Food Products — 4.1%
Cadbury Schweppes PLC	442,000	19,545,240
Kraft Foods Inc.	780,000	24,187,800

		43,733,040

Financials — 14.6%
Capital Markets — 1.9%
Merrill Lynch and Co. Inc.	500,000	20,370,000

Diversified Financial Services — 4.6%
Citigroup Inc.	1,206,000	25,832,520
NASDAQ Stock Market Inc.	600,000	23,196,000	A

		49,028,520

Insurance — 4.5%
American International Group Inc.	1,100,000	47,575,000

Thrifts and Mortgage Finance — 3.6%
Freddie Mac	1,500,000	37,980,000

Industrials — 26.5%
Air Freight and Logistics — 2.8%
FedEx Corp.	325,000	30,117,750

Quarterly Report to Shareholders	11

	Shares/Par	Value
Construction and Engineering — 9.6%
Foster Wheeler Ltd.	345,000	$19,533,900	A
Quanta Services Inc.	1,750,000	40,547,500	A
The Shaw Group Inc.	886,000	41,766,040	A

		101,847,440

Electrical Equipment — 6.9%
General Cable Corp.	550,000	32,488,500	A
Thomas and Betts Corp.	700,000	25,459,000	A
Vestas Wind Systems A/S	137,100	14,982,972	A

		72,930,472

Industrial Conglomerates — 4.7%
General Electric Co.	1,366,000	50,555,660

Machinery — 2.5%
Caterpillar Inc.	341,000	26,696,890

Information Technology — 42.4%
Communications Equipment — 17.1%
Cisco Systems Inc.	1,900,000	45,771,000	A
Nokia Oyj - ADR	2,200,000	70,026,000
QUALCOMM Inc.	1,600,000	65,600,000

		181,397,000

Internet Software and Services — 15.3%
eBay Inc.	2,069,000	61,738,960	A
Google Inc.	39,000	17,178,330	A
Yahoo! Inc.	2,900,000	83,897,000	A

		162,814,290

IT Services — 0.3%
Visa Inc.	50,000	3,118,000	A

Semiconductors and Semiconductor Equipment — 3.4%
Texas Instruments Inc.	1,300,000	36,751,000

12	Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Growth Trust, Inc. — Continued

	Shares/Par	Value
Software — 6.3%
Electronic Arts Inc. (EA)	800,000	$39,936,000	A
Red Hat Inc.	1,462,000	26,886,180	A

		66,822,180

Utilities — 1.8%
Multi-Utilities — 1.8%
Veolia Environment	275,000	19,179,622

Total Common Stocks and Equity Interests
(Cost — $994,097,126)		1,051,920,164

Repurchase Agreements — 1.2%
Goldman Sachs Group Inc.
2.60%, dated 3/31/08, to be repurchased at $6,285,051 on 4/1/08 (Collateral: $6,452,748 Fannie Mae mortgage-backed securities, 5.00% due 10/1/35, value $6,431,239)	$6,285,597	6,285,597
JPMorgan Chase and Co.
2.30% dated 3/31/08, to be repurchased at $6,285,999 on 4/1/08 (Collateral: $6,311,000 Freddie Mac notes, 5.45% due 9/2/11, value $6,419,552)	6,285,597	6,285,597

Total Repurchase Agreements
(Cost — $12,571,194)		12,571,194

Total Investments — 100.1%
(Cost — $1,006,668,320)B		1,064,491,358
Other Assets Less Liabilities — (0.1)%		(1,496,097)

Net Assets — 100.0%		$1,062,995,261

Net Asset Value Per Share:
Primary Class		$28.31

Class R		$29.17

Financial Intermediary Class		$29.29

Institutional Class		$29.66

Quarterly Report to Shareholders	13

A	Non-income producing.
B

Aggregate cost for federal income tax purposes is substantially the same as book cost. At March 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$151,354,334
Gross unrealized depreciation	(93,531,296)

Net unrealized appreciation	$57,823,038

ADR — American Depository Receipt

Notes

Notes

Notes

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds American Leading Companies Trust Classic Valuation Fund Growth Trust Special Investment Trust U.S. Small-Capitalization Value Trust Value Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

Specialty Fund Opportunity Trust	The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Global Funds
Emerging Markets Trust International Equity Trust Taxable Bond Funds Investment Grade Income Portfolio Limited Duration Bond Portfolio	Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Fund’s website at www.leggmason.com/individualinvestors.

Tax-Free Bond Fund
Maryland Tax-Free Income Trust	The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason fund, visit www.leggmason.com/individualinvestors.

Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services — Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS, P.O. Box 55214	c/o BFDS, P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmason.com/individualinvestors	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor
A Legg Mason, Inc. subsidiary

LMF-222/Q(05/08)TN08-2145